Exhibit 10.15
ASSIGNMENT
AND
GRANT-BACK OF LICENSE
     This Agreement is effective November 28, 2001 by and between Pi Medical, Inc., 2800 Patton Road, St. Paul, MN 55113 (“Pi Medical”) and Venturi Development Inc., 2800 Patton Road, St. Paul, MN 55113 (“VDI”) (Pi Medical and VDI are collectively referred to as the “Parties”).
     For one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.	Pi Medical hereby irrevocably assigns to VDI its entire right, title and interest to all copyrights, patents, if any, inventions and supporting documentation and software in all of the standard operating procedures, policies and systems identified in the attached Exhibit A.

2.	VDI hereby grants back to Pi Medical a non-exclusively, worldwide, fully paidup license to all rights assigned in the above Section 1.

Agreed to by:

Pi Medical, Inc.		Venturi Development, Inc.

By:	/s/ Timothy R. Conrad	By:	/s/ Mark. B. Knudson

Printed Name: Timothy R. Conrad		Printed Name: Mark B. Knudson

Its: Vice President		Its: President

Date: November 28, 2001		Date: November 28, 2001

EXHIBIT “A”

Document		Effective
Number	Description	Date	Rev. Level
POLICY-01	Quality Manual Policy	2/28/2002	C
POLICY-02	Information Security File	Pending	—
POLICY-03	Safety policy	Pending	—
SOP1001	Product Design and Development Procedure	12/7/2001	F
SOP1002	Test Management Procedure	1/11/2002	E
SOP1003	Test Protocol / Reporting Procedure	8/1/2001	D
SOP1004	Risk Analysis Procedure	12/17/2001	B
SOP1005	Verification, Validation and Qualification Testing Requirements	11/19/2001	C
SOP1006	Laboratory Notebook & Invention Disclosure Procedure	1/16/2002	C
SOP1007	Use	—	—
SOP1008	Pre-Clinical Studies	8/1/2001	C
SOP1010	Software Development and Validation Manufacturing/Test Software	5/16/2001	A
SOP1011	Product Biocompatibility	12/14/2001	B
SOP3001	Document Generation, Content, and Identification	1/16/2002	F
SOP3002	Change Order	1/16/2002	E
SOP3003	Document and Data Storage and Access	1/8/2002	B
SOP3004	Article Identification: Definition, Description, and Administration	12/11/2001	C
SOP3005	Review, Approval, and Control of Labeling and Literature	10/25/2001	B
SOP3006	Use	—	—
SOP3007	Technical File procedure	3/4/2002	A
SOP3008	Standards Library/Database Procedure	9/11/2001	A
SOP3009	Document Formatting Standards	12/11/2001	B
SOP4001	Supplier Selection, Qualification and Certification Procedure	1/18/2002	D
SOP4002	Supplier Auditing Procedure	1/18/2002	D
SOP4003	Request for Quote/Request for Information Process	7/10/2001	B
SOP4004	Purchase Order Procedure	12/11/2001	E
SOP4005	Purchase Requisition and Amendment	3/11/2002	C
SOP4006	Device History Records	9/25/2001	C
SOP4007	Non-Conforming Material Review Board	9/25/2001	B
SOP4008	Product Receiving, Handling, and Storage	6/15/2001	B
SOP4009	Material Identification and Acceptance Status Procedure	2/1/2002	D
SOP4010	Lot/Serial Number Control	8/22/2001	B
SOP5001	Product Monographs	2/1/2002	F
SOP5002	Manufacturing Procedure Content	5/7/2002	B
SOP5003	Preventive Maintenance System	9/20/2001	B

A-1

Document		Effective
Number	Description	Date	Rev. Level
SOP5004	Custom Tool Approval	1/18/2002	B
SOP5005	Custom Equipment Selection, Acceptance and Qualification	1/9/2002	B
SOP5006	Product Sterilization, Ethylene Oxide Procedure	1/21/2002	C
SOP5007	Process Control	10/22/2001	A
SOP5008	Statistical Techniques	4/11/2001	A
SOP5009	Controlled Environment	4/26/2002	E
SOP5010	Product Inspection Test, and Acceptance	2/26/2002	B
SOP5011	Engineering Evaluations	2/26/2002	B
SOP5012	Product Sterilization, Radiation Procedure	4/16/2002	A
SOP6001	Non-Disclosure Agreement	1/18/2002	B
SOP6002	Consulting Agreements Procedure	1/18/2002	C
SOP6003	Employee Training Program	1/21/2002	B
SOP6004	Employee Position Descriptions	2/25/2002	C
SOP6005	Employee Performance Evaluation	1/21/2002	B
SOP6006	Training Database	1/21/2002	B
SOP6007	Facility Controls	6/25/2001	A
SOP6008	Signature Authority and Delegation of Signature Authority	1/22/2002	B
SOP6009	Disaster and Evacuation Protocol	3/27/2002	B
SOP6010	Accounts Payable - Invoice Approval Process	6/25/2001	A
SOP6011	Property Identification Tracking System	10/3/2001	B
SOP6012	Chemical Ordering	Pending	—
SOP6013	Hazardous Waste Management	Pending	—
SOP6014	Hazard Communication Program (Right to Know)	Pending	—
SOP6015	Bloodborne Pathogen Procedure	Pending	—
SOP7001	Clinical Trial Overview	5/8/2002	A
SOP7002	Use	—	—
SOP7003	Writing A Clinical Protocol	2/27/2002	D
SOP7004	Writing An Investigators Brochure	2/27/2002	B
SOP7005	Site Initiation	2/27/2002	B
SOP7006	Routine Monitoring Visits	2/27/2002	B
SOP7007	Study Close-out Visits	6/6/2001	A
SOP7008	CRF Processing and Data Management	10/18/2001	B
SOP7009	Study Final report	5/8/2002	A
SOP7010	Clinical Study Files	5/8/2002
SOP7011	Product Recalls/Field Corrective Actions	9/27/2001	A
SOP7012	Management Review Procedure	8/27/2001	B
SOP7013	Medical Device Reporting	3/1/2002	B
SOP7014	Internal deviations	Pending	—

A-2

Document		Effective
Number	Description	Date	Rev. Level
SOP7015	Gage Repeatability and Reproducibility Evaluations	2/15/2002	B
SOP7016	Calibration System Procedure	3/5/2002	C
SOP7017	Adverse Event Reportind	4/9/2001	A
SOP7018	Vigilance Reporting	9/27/2001	A
SOP7019	Biohazard Material Handling	Pending	—
SOP7020	Internal Quality Audits	11/5/2001	C
SOP7021	Complaint and Return Goods Analysis	3/1/2002	B
SOP7022	Corrective and Preventive Actions (CAPA)	8/27/2001	B
SOP7023	Regulatory Inspections	3/1/2002	B
SS-001	ASD I, System Specification	9/21/2001	B
SS-002	CAPA Database, System Specification	6/25/2001	B
SS-003	Delivery System II, System Specification	12/18/2001	B
SS-004	Test Log	6/6/2001	A
SS-005	Preventive Maintenance Database, System Specification	7/31/2001	A
SS-006	Suppliers and Associated Lot Information Database (ASL)	4/22/2002	B

A-3